                                                                      EXHIBIT 10




                       CONSENT OF INDEPENDENT ACCOUNTANTS



We hereby consent to the use in the Statement of Additional Information constituting part of this Registration Statement on Form N-4 for Presidential Variable Account One of Presidential Life Insurance Company of our report dated March 17, 2000, relating to the financial statements of Presidential Variable Annuity Account One, which appear in such Statement of Additional Information. We also consent to the reference to us under the heading "Independent Accountants" in such Statement of Additional Information.



                                             /s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP
Los Angeles, California
April 25, 2000
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                                                                      EXHIBIT 10




INDEPENDENT AUDITORS' CONSENT



We consent to the use in this Post-Effective Amendment No. 13 to Registration Statement No. 33-19293 of Presidential Variable Account One on Form N-4 of our report dated February 15, 2000 relating to Presidential Life Corporation for the year ended December 31, 1999, and to the reference to us under the headings "Independent Accountants" appearing in the Statement of Additional Information of such Registration Statement.




                                                  /s/ DELOITTE & TOUCHE LLP

DELOITTE & TOUCHE LLP

New York, New York
April 25, 1999